                                                                    EXHIBIT 99.1


                       Report of Independent Accountants


To the Shareholders and Board of Directors of WireSpeed Communications Corporation

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in stockholders' deficit and of cash flows present fairly, in all material respects, the financial position of WireSpeed Communications Corporation at December 31, 1999, and the results of its operations and its cash flows of the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

On June 14, 2000, the Company entered into an agreement to be acquired by Red Hat, Inc.



/s/ PricewaterhouseCoopers LLP
------------------------------

Raleigh, North Carolina
June 26, 2000

                     WireSpeed Communications Corporation
                                Balance Sheets

                                    Assets

                                                                                    December 31,         March 31,
                                                                                        1999               2000
                                                                                  --------------      -------------
                                                                                                        (unaudited)
Current assets:
    Cash and cash equivalents                                                     $     22,025        $      2,245
    Trade accounts receivable, net of allowances for doubtful
      accounts of $41,811 at December 31, 1999 and
      March 31, 2000                                                                    52,877             319,906
    Related party accounts receivable, net allowance for doubtful accounts of $23,877 at December 31, 1999 and
      March 31, 2000                                                                   110,701              48,328
    Unbilled accounts receivable                                                        59,922              39,050
                                                                                  ------------        ------------
               Total current assets                                                    245,525             409,529

Property and equipment, net                                                            200,536             202,744
                                                                                  ------------        ------------
               Total assets                                                       $    446,061        $    612,273
                                                                                  ============        ============

                           Liabilities and Stockholders' Deficit

Current liabilities:
    Accounts payable                                                              $     50,765        $    134,267
    Accrued vacation                                                                    54,561              54,635
    Accrued salaries                                                                   122,098             129,059
    Other accrued liabilities                                                            3,019               6,001
    Short-term borrowings                                                              385,407             419,242
                                                                                  ------------        ------------
               Total current liabilities                                               615,850             743,204

Notes payable                                                                            9,807               9,200

Stockholders' deficit:
    Common stock, $0.01 par value, 2,000,000 shares authorized; 1,338,000 and 1,481,258 shares issued at December 31, 1999 and March 31, 2000, respectively; 1,038,000 shares outstanding at December 31, 1999 and
      March 31, 2000                                                                    13,380              14,813
    Additional paid-in capital                                                      10,907,762          15,350,192
    Treasury stock, at cost, 300,000 and 443,258 shares, at
      December 31, 1999 and March 31, 2000, respectively                               (20,343)            (21,243)
    Accumulated deficit                                                            (11,080,395)        (15,483,893)
                                                                                  ------------        ------------
               Total stockholders' deficit                                            (179,596)           (140,131)
                                                                                  ------------        ------------

               Total liabilities and stockholders' deficit                        $    446,061        $    612,273
                                                                                  ============        ============

  The accompanying notes are an integral part of these financial statements.

                     WireSpeed Communications Corporation
                           Statements of Operations

                                                                                                    Three Months
                                                                                  Year Ended             Ended
                                                                                 December 31,         March 31,
                                                                                    1999                2000
                                                                                 -------------      -------------
                                                                                                     (unaudited)
Revenue                                                                          $   1,621,049      $   672,368

Cost of revenue                                                                        484,856          242,833
                                                                                 -------------      -----------
               Gross profit                                                          1,136,193          429,535
                                                                                 -------------      -----------

Operating expenses:
    General and administrative (excludes $2,511,070 and $1,226,506,
      respectively, of stock-based compensation)                                       979,771          310,020
    Sales and marketing (excludes $4,185,109 and $3,217,357,
       respectively, of stock-based compensation)                                      284,940           64,871
    Stock-based compensation                                                         6,696,179        4,443,863
                                                                                 -------------      -----------
               Total operating expenses                                              7,960,890        4,818,754
                                                                                 -------------      -----------

               Loss from operations                                                 (6,824,697)      (4,389,219)

Other income (expenses), net                                                           (22,007)         (14,279)
                                                                                 -------------      -----------

               Net loss                                                          $  (6,846,704)     $(4,403,498)
                                                                                 =============      ===========

  The accompanying notes are an integral part of these financial statements.

                     WireSpeed Communications Corporation
                 Statements of Stockholders' Equity (Deficit)

                                                                                           Additional                     Total
                                                  Common Stock        Treasury Stock        Paid-in      Accumulated    Stockholder
                                               Shares      Amount    Shares     Amount       Capital        Deficit        Deficit
                                               ------      ------    ------     ------       -------        -------        -------
Balance at December 31, 1998                  900,000    $  9,000    300,000  $ (20,343) $    543,000  $    (560,728)  $    (29,071)
    Issuance of shares to officers            282,300       2,823         --         --     6,693,356             --      6,696,179
    Stock dividend                            155,700       1,557         --         --     3,671,406     (3,672,963)            --
    Net loss                                       --          --         --         --            --     (6,846,704)    (6,846,704)
                                            ---------    --------   --------  ---------  ------------  -------------   ------------

Balance at December 31, 1999                1,338,000      13,380    300,000    (20,343)   10,907,762    (11,080,395)      (179,596)
    Issuance of shares to officers
    (unaudited)                               143,258       1,433         --         --     4,442,430             --      4,443,863
    Net loss (unaudited)                           --          --         --         --            --     (4,403,498)    (4,403,498)
    Purchase of treasury stock (unaudited)         --          --    143,258       (900)           --             --           (900)
                                            ---------    --------   --------  ---------  ------------  -------------   ------------
Balance at March 31, 2000 (unaudited)       1,481,258    $ 14,813    443,258  $ (21,243) $ 15,350,192  $ (15,483,893)  $   (140,131)
                                            ---------    --------   --------  ---------  ------------  -------------   ------------

  The accompanying notes are an integral part of these financial statements.

                     WireSpeed Communications Corporation
                           Statements of Cash Flows

                                                                                                       Three Months
                                                                                  Year Ended               Ended
                                                                                 December 31,            March 31,
                                                                                     1999                  2000
                                                                                -------------          ------------
                                                                                                        (unaudited)
Cash flows from operating activities:
    Net loss                                                                    $  (6,846,704)         $ (4,403,498)
    Adjustments to reconcile net loss to net
      cash used in operating activities:
      Stock-based compensation expense                                              6,696,179             4,443,863
      Depreciation                                                                     38,098                27,336
      Loss on sale of property and equipment                                           36,548                     -
      Provision for doubtful accounts                                                  65,688                     -
      Changes in operating assets and liabilities:
        Accounts receivable                                                            31,668              (267,029)
        Unbilled accounts receivable                                                   26,750                20,872
        Related party accounts receivable                                            (169,945)               62,373
        Notes payable                                                                  (1,944)                 (607)
        Accounts payable                                                               15,633                83,502
        Accrued expenses                                                               30,571                10,017
                                                                                -------------          ------------

Net cash used in operating activities                                                 (77,458)              (23,171)
                                                                                -------------          ------------
Cash flows from investing activities:
    Purchase of property and equipment                                               (112,014)              (29,544)
    Proceeds from sale of property and equipment                                       22,522                     -
                                                                                -------------          ------------

Net cash used in investing activities                                                 (89,492)              (29,544)
                                                                                -------------          ------------
Cash flows from financing activities:
    Repurchase of common stock                                                              -                  (900)
    Proceeds from short-term borrowings                                               604,553                33,835
    Payments on short-term borrowings                                                (416,496)                    -
                                                                                -------------          ------------
Net cash provided by financing activities                                             188,057                32,935
                                                                                -------------          ------------
Net increase (decrease) in cash and cash equivalents                                   21,107               (19,780)

Cash and cash equivalents, beginning of period                                            918                22,025
                                                                                -------------          ------------

Cash and cash equivalents, end of period                                        $      22,025          $      2,245
                                                                                -------------          ------------

  The accompanying notes are an integral part of these financial statements.

                     WireSpeed Communications Corporation
                        Notes to Financial Statements

1.   Nature of the Business

     WireSpeed Communications Corporation (previously known as Rheyn Technologies) (the "Company") was incorporated as an Alabama corporation on October 26, 1995. The Company provides customized embedded network software solutions.

2.   Summary of Significant Accounting Policies

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

     Fair Value of Financial Instruments

     The carrying amounts of the Company's financial instruments, which include cash equivalents, accounts receivable, accounts payable, accrued expenses, short-term borrowings and notes payable to employees approximate their fair values due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of short-term borrowings and notes payable approximates fair value.

Concentration of Credit Risk and Significant Customers

Financial instruments, which potentially expose the Company to concentrations of credit risk, consist primarily of trade and related party accounts receivable. To minimize risk, ongoing credit evaluations of customers' financial condition are performed, although collateral generally is not required. Revenues and trade receivables from significant customers as a percentage of total reported accounts receivable and revenue as of and during the year ended December 31, 1999 and the three month period ended March 31, 2000 were as follows:

                                    December 31,        March 31,
                                      1999                2000
                                    -----------         ---------
 Revenues:
    Customer A                          17%                  -
    Customer E                          14%                  -

Receivables:
    Customer A                          23%                 12%
    Customer B                          16%                  -
    Customer C                          15%                  -
    Customer D                          11%                  -
    Customer F                           -                  20%
    Customer G                           -                  23%
    Customer H                           -                  13%

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives, which range from five to seven years, using the straight-line method. Upon retirement or sale, the cost of assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is credited or charged to income. Repairs and maintenance costs are expensed as incurred.

Revenue Recognition

The Company's revenues are derived from consulting agreements in which the Company bills customers for actual time and expenses incurred by the Company. The Company recognizes revenues related to these agreements as the services are provided to the customer.

     Stock-Based Compensation

     The Company accounts for stock-based compensation based on the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB No. 25), which states that no compensation expense is recorded for stock options or other stock-based awards to employees that are granted with an exercise price equal to or above the estimated fair value per share of the Company's common stock on the grant date. In the event that stock options are granted with an exercise price below the estimated fair value of the Company's common stock at the grant date, the difference between the fair value of the Company's common stock and the exercise price of the stock option is recorded as deferred compensation. Deferred compensation is amortized to compensation expense over the vesting period of the stock option. The Company recognized $6,696,179 and $4,443,863 in non-cash stock based compensation expense related to amortization of deferred compensation during the year ended December 31, 1999 and the three-month period ended March 31, 2000, respectively. The Company has adopted the disclosure requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), which requires compensation expense to be disclosed based on the fair value of the options granted at the date of the grant.

     Cash Flows

     The Company made cash payments for interest and taxes of $34,124 and $0, respectively, during the year ended December 31, 1999. Also, during the year ended December 31, 1999, the Company also received property and equipment with a cost of $66,735 in exchange for settlement of all accounts receivable from a related party, which is not reflected in the accompanying statement of cash flows.

     Advertising Costs

     Advertising costs are charged to operating expense as incurred. Advertising costs were approximately $10,706 for the year ended December 31, 1999.

     Comprehensive Income

     SFAS No. 130, "Reporting Comprehensive Income," requires a full set of general purpose financial statements to be expanded to include the reporting of "comprehensive income." Comprehensive income is comprised of two components, net income and other comprehensive income. For the year ended December 31, 1999 the Company had no items of other comprehensive income.

     Income Taxes

     The Company was incorporated as a Sub-Chapter S corporation under the Internal Revenue Code. All income of the Company accrues directly to the stockholders and all income taxes are paid by the stockholders at the individual level of taxation; therefore, the Company pays no federal or state income taxes.

     Recent Accounting Pronouncements

     In December 1999, the SEC issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." SAB 101 provides specific guidance, among other things, as to the recognition of revenue related to up-front non-refundable fees and services received in connection with a contractual arrangement. The provisions of SAB 101 were adopted for the year ended December 31, 1999. The adoption of SAB 101 did not have a material impact on the Company's financial condition or results of operations.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000, with earlier application encouraged. The Company does not currently intend, nor does it intend to in the future, to use derivative instruments and therefore does not expect that the adoption of SFAS 133 will have any impact on its financial position or results of operations.

3.   Property and Equipment

                                                Estimated
                                                useful life        December 31,
                                                  (years)             1999
     Computer hardware                               5              $  234,738
     Furniture and fixtures                          7                  50,611
     Computer software                               5                  12,094
                                                                    ----------
                                                                       297,443
     Less - accumulated depreciation                                   (96,907)
                                                                    ----------
                                                                    $  200,536
                                                                    ==========



4.   Lines of Credit

     At December 31, 1999, the Company had entered into two line of credit agreements with a bank. One of these lines of credit provided for a $300,000 line of credit for working capital purposes. Interest on this line of credit is based on the prime interest rate. At December 31, 1999, the prime interest rate was 8.5%. The Company also has a $200,000 line of credit with an interest rate of 8.75% for the acquisition of property and equipment. At December 31, 1999, the Company had drawn down $199,096 and $186,312 on the working capital and property and equipment lines of credit, respectively. These lines of credit are collaterialized by accounts receivable and property and equipment of the Company.

5.   Common Stock and Stock-Based Compensation

     Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive cash dividends when declared by the Board of Directors. No such dividends have been declared as of December 31, 1999 and March 31, 2000. At December 31, 1999 and March 31, 2000, the
     Company had 1,038,000 shares of common stock outstanding.

     In January 1999, the Company granted 282,300 shares of its common stock to two employees of Company in exchange for their services. The Company recorded charges totaling $6,696,179 related to these transactions based on the estimated fair value of the Company's common stock at the date of these transactions.

     In March 1999, the Company also issued a stock dividend of 155,700 shares of common stock to existing shareholders of the Company. The Company recorded a charge of $3,672,963 against accumulated deficit and a corresponding increase to common stock and additional paid in capital related to this dividend based on the estimated fair value of the Company's common stock at the date of this transaction.

6.   Related Parties

     The Company is part of an overhead sharing agreement with a group of companies whereby certain overhead expenses including health insurance, 401(k) plan, rent as well as certain payroll costs for certain employees is shared among this group of companies. The Company bills these companies for any general and administrative expenses incurred by the Company on behalf of these other companies and records such billing as a reduction of general and administrative expense. The Company also performs trade services for these companies. At and for the year ended December 31, 1999, the Company generated $392,781 in revenue and had $19,306 of trade accounts receivable from related parties. Also, as of December 31, 1999, the Company had $134,578 of other accounts receivable from these companies related to general and administrative expenses incurred by the Company that have been billed to these related parties and $3,526 of accounts payable to these companies. During the year ended December 31, 1999, the Company wrote off $15,512 of accounts receivable from related parties. At December 31, 1999, the Company has also recorded a reserve of $23,877 against the accounts receivable from related parties balance to reflect the amount the Company believes it will be unable to collect.

     The Company also rents its office from a related party under a lease agreement scheduled to expire in June 2000. Monthly rent under this agreement is $8,652. During the year ended December 31, 1999, the Company paid $74,785 in rent to this related party.

     Certain employees of a related company performed services for the Company which were billed based on the actual amount of time spent by these individuals performing services for the Company. These charges were expensed based on the nature of the services provided. During the year ended December 31, 1999, the Company recorded $78,223 and $28,491 of sales and marketing, and general and administrative expenses, respectively, related to these billings.

7.   401(k) Savings Plan

     At December 31, 1999, the Company had established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. Company contributions to the plan may be made at the discretion of the Board of Directors. To date there were no contributions made to the plan by the Company.

8.   Subsequent Event (unaudited)

     On January 3, 2000, the Company repurchased 143,258 shares of its common stock from six shareholders in exchange for $900. The repurchase of these shares is reflected at cost in the accompanying financial statements.

     In addition, in January 2000, the Company granted 39,458 shares of common stock to two existing shareholders and 103,800 shares of common stock to an employee of the Company. The Company recorded a one-time charge of $4,443,863 related to these based on the estimated fair value of the Company's common stock at that date, as determined by the Board of Directors.

     On March 21, 2000 and April 26, 2000, the Company declared 100-for-1 and 6-for-1 stock splits. These stock splits are reflected in the accompanying financial statements.

     On May 1, 2000, the Company's Board of Directors approved the WireSpeed Communications Corporation Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, the Company can issue up to 500,000 options to purchase the Company's common stock. During May and June 2000, the Company granted 57,950 options under the Stock Option Plan. The Company recorded deferred compensation of $1,939,587 related to these stock option grants to reflect the difference between the estimated fair value of the Company's common stock at the date of issuance and the exercise price of the options. Certain employees received accelerated vesting to reflect previous service to the Company. As a result, $739,384 of the deferred compensation charge was immediately expensed at the date the related options were granted. The remaining deferred compensation balance will be recognized over the remaining vesting period of these options.

     On June 14, 2000, the Company entered into a stock purchase agreement with Red Hat, Inc. ("Red Hat") and on July 27, 2000, the acquisition of the Company by Red Hat was completed. Under the terms of this agreement, Red Hat acquired all of the outstanding shares of the Company in exchange of 1,461,119 shares of Red Hat common stock and options to purchase 64,246 shares of Red Hat common stock. In addition, the Company can earn up to an additional $49,500,000 of Red Hat stock based on achievement by the WireSpeed business of specific revenue milestones for the six month periods ended February 28, 2001, August 31, 2001 and February 28, 2002.